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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 25, 2000
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                        (Date of earliest event reported)



                              Banknorth Group, Inc.
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             (Exact name of registrant as specified in its charter)



Maine                                   0-16947                       01-0437984
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                   04112-9540
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(Address of principal executive offices)                              (Zip Code)



                                 (207) 761-8500
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.  OTHER EVENTS.

     On July 25, 2000, Banknorth Group, Inc. (the "Company"), formerly Peoples Heritage Financial Group, Inc., and American Stock Transfer & Trust Company, as Rights Agent, amended and restated the Rights Agreement, dated as of September 12, 1989 and previously amended and restated as of July 27, 1999, entered into by the Company and the Rights Agent. The reasons for adoption of the Amended and Restated Rights Agreement were to reflect consummation of the merger of Banknorth Group, Inc. with and into Peoples Heritage Financial Group, Inc. effective May 10, 2000 and the latter's adoption of the name "Banknorth Group, Inc." in connection therewith. No other changes were made to the Rights Agreement.

     A copy of the Rights Agreement between the Company and the Rights Agent, including a summary of its terms, is included as an Exhibit to Amendment No. 2 to the Form 8-A initially filed by the Company with the Securities and Exchange Commission (the "Commission") on September 13, 1989, which amendment was filed with the Commission on July 26, 2000. The Rights Agreement is hereby incorporated herein by reference to such amendment.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit No.  Description

         4.1* Amended and Restated Rights Agreement, dated as of September 12, 1989 and amended and restated as of July 27, 1999 and as of July 25, 2000, between the Company and American Stock Transfer & Trust Company, as Rights Agent, which includes the form of Amended and Restated Statement of Resolution setting forth the terms of the Series A Junior Participating Preferred Stock, par value $0.01 per share, as Exhibit A, Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.


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*    Incorporated by reference to Amendment No. 2 to the Form 8-A filed by the
     Company on July 26, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                      PEOPLES HERITAGE FINANCIAL GROUP, INC.


                                      By: /s/ Peter J. Verrill
                                          --------------------------------------
                                          Name:    Peter J. Verrill
                                          Title:   Executive Vice President and
                                                     Chief Financial Officer




Dated: July 26, 2000


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